SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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NITCHES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NITCHES, INC.

10280 Camino Santa Fe
San Diego, California  92121

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 15, 2006

Notice is hereby given that the annual meeting of the Shareholders of Nitches, Inc. (the “Company”) will be held at the Company’s offices at 10280 Camino Santa Fe, San Diego, California 92121, at 9:30 a.m. on March 15, 2006 for the following purposes:

1.	To elect a board of five Directors.

2.	To approve the Nitches, Inc. 2006 Equity Incentive Plan.

3.	To transact such other business as may properly be brought before the meeting or any adjournment thereof.

The record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof is February 10, 2006.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.

WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO FILL IN THE ENCLOSED PROXY AND TO SIGN AND FORWARD IT IN THE ENCLOSED BUSINESS REPLY ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED.  ANY SHAREHOLDER WHO SIGNS AND SENDS IN A PROXY MAY REVOKE IT BY EXECUTING A NEW PROXY WITH A LATER DATE, BY WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME BEFORE IT IS VOTED, OR BY ATTENDANCE AT THE MEETING AND VOTING IN PERSON.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF STOCK THAT YOU HOLD. YOUR COOPERATION IN PROMPTLY RETURNING YOUR PROXY WILL HELP LIMIT EXPENSES INCIDENT TO PROXY SOLICITATION.

By Order of the Board of Directors

/s/ Steven P. Wyandt

Steven P. Wyandt, Chairman

NITCHES, INC.

10280 Camino Santa Fe
San Diego, California  92121

PROXY STATEMENT

          This proxy statement is solicited by, and is forwarded in connection with, solicitation of proxies by the Board of Directors of Nitches, Inc. for the annual meeting of shareholders to be held on Wednesday, March 15, 2006.  Only shareholders of record at the close of business on February 10, 2006 are entitled to notice of and to vote at the meeting.  Proxies and proxy statements are expected to be mailed to shareholders on approximately February 24, 2006.  The number of outstanding Common Shares entitled to be voted at the meeting is 4,053,507.

          The expense of soliciting proxies and the cost of preparing, assembling and mailing material in connection with the solicitation of proxies will be paid by the Company.  Approximately three employees of the Company may solicit proxies by telephone, other approved electronic media, and personal interviews.

          The Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended August 31, 2005 is being sent simultaneously herewith to each shareholder of record.  The Annual Report on Form 10-K is not incorporated in this Proxy Statement and is not to be considered a part of the proxy soliciting material.

          The Company’s management knows of no matter to be brought before the meeting other than those matters mentioned herein.  If, however, any other matters properly come before the meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

ELECTION oF DIRECTORS
(Proposal #1)

INFORMATION CONCERNING NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

          The Directors of the Company are elected annually and hold office until the next annual meeting of shareholders and until their successors have been elected and have qualified.  In the event any nominee is unable to or declines to serve as Director at the time of the annual meeting, the proxy will be voted for a substitute selected by the Nominating Committee.  Management has no reason to believe, at this time, that the persons named will be unable or will decline to serve if elected.

          During fiscal year 2005 the Board of Directors held five (5) meetings.  The Company has standing Audit, Corporate Governance and Nominating, and Compensation Committees. The Audit Committee, which oversees the financial affairs of the Company and meets with the independent auditors, consisted of Mr. Straub, Mr. Price, and Mr. Sholtis.  The Audit Committee met eleven (11) times during fiscal 2005.  The Compensation Committee, which sets executive compensation and bonuses, consisted of Mr. Price and Mr. Sholtis and did not meet during fiscal 2005.  The Corporate Governance and Nominating Committee met once during fiscal 2005.  The Corporate Governance and Nominating Committee consists of Mr. Price, Mr. Sholtis, and Mr. Straub. During fiscal 2005, all directors attended at least 75% of the meetings of the Board and the Board Committees of which they were members.

          All directors who are not employees of the Company receive $12,000 annually, plus $1,000 for attendance at each Board of Directors and Committee meeting and reimbursement of reasonable expenses.  The $1,000 fee is not paid for attendance at a Committee meeting that is held the same day the Board of Directors meets nor for participation in any meeting telephonically.

          The following table sets forth certain information with respect to the Directors and executive officers of the Company, all of whom are also nominees; THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” ALL  FIVE NOMINEES LISTED BELOW:

NAME	AGE	POSITION

Steven P. Wyandt	61	Chairman of the Board, Chief Executive Officer and Chief Financial Officer
Paul M. Wyandt	37	Director, President and Chief Operating Officer
Eugene B. Price II	62	Director (Independent)
Michael D. Sholtis	58	Director (Independent)
T. Jefferson Straub	64	Director (Independent)

          Mr. Steven Wyandt has been a director since 1989.  He has been CEO of the Company since 1987.  Mr. Wyandt was a director and Chairman of Body Drama, Inc. until August 31, 1998, which at the time was a wholly owned subsidiary of the Company but was merged into the Company as of that date.  Steven Wyandt is the father of Paul Wyandt, an officer and director of the Company.

          Mr. Paul Wyandt has been a director since 2001.  He has been President and COO since 2001.  He has been with the Company in the areas of finance, accounting, marketing and technology since 1997.  Prior to that, he was Vice President of Finance and Operations of CMS Technologies, a company that designed hardware and software for personal computer security.

          Mr. Price has been a director since 1973.  From 1973 until he retired in May 1987, Mr. Price was a Vice President of the Company with primary responsibilities in sales and administration.

          Mr. Sholtis is a seasoned retail executive with over 30 years of management experience with regional and national retailers including Belk Stores, McCraes, Sears, May Company and Allied Stores.  He is a current member of the Retail, Textile and Marketing Board of the University of North Carolina, Greensboro.

          Mr. Straub has served since 1975 as the president of Profit Management Consultants, a firm specializing in strategic planning, capital finance, and mergers & acquisitions.  He also teaches courses in finance and international business as an adjunct professor at Webster University.  Mr. Straub was previously a founder and executive team member of Fotomat Corporation, a retail film development company, from 1967-1975. Mr. Straub is Chairman of the Audit Committee and Financial Expert of the Audit Committee.

          Mr. Price, Mr. Sholtis and Mr. Straub are independent directors as defined in NASD Rule 4200.

Communications with Directors

          Any security holder may communicate in writing by mail at any time with the whole board or any individual director (addressed to “Board of Directors” or to a named director) c/o Chairman, Nitches, Inc., 10280 Camino Santa Fe, San Diego, CA 92121. All communication will be promptly relayed to the appropriate recipient(s) and the Chairman will coordinate replies where necessary.

Annual Meeting Attendance

          It is the policy of the Board of Directors that its members are encouraged to attend the Annual Meeting of Shareholders. The 2004 annual meeting was attended by all of the incumbent directors.

APPROVAL OF THE NITCHES, INC. 2006 EQUITY INCENTIVE PLAN
(Proposal #2)

          On February 2, 2006, the Company’s Board of Directors approved and adopted the Nitches, Inc. 2006 Equity Incentive Plan (the “Plan”), and recommended that it be submitted to our stockholders for their approval.

          Stockholder approval of the Plan is required (i) to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”), as described below, (ii) for the Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation G promulgated under the Securities Exchange Act of 1934, as amended, (iii) to comply with the incentive stock option rules under Section 422 of the Code, and (iv) to comply with the stockholder approval requirements of the certain stock exchanges.

          The following is a summary of the Plan.  This summary is qualified in its entirety by reference to the complete text of the Plan.  Stockholders are urged to read the actual text of the Plan in its entirety which is set forth as Appendix C to this Proxy Statement.

DESCRIPTION OF THE PLAN

          Purpose.  The purpose of the Plan is to provide the Company a means to retain the services of qualified executives and other persons eligible to receive stock awards and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates, as well as to provide a means by which eligible recipients of stock awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the awards, including: (i) incentive stock options, (ii) non-statutory stock options, and (iii) stock bonuses.

          Eligible Participants.  Employees, directors and consultants of the Company and any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing (each an “Affiliate”, as such terms are defined in Section 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the “Code”)) are eligible to receive stock awards under the Plan.

          Number of Shares of Common Stock Available Under the Plan.  A total of 600,000 shares of Common Stock may be issued pursuant to stock awards under the Plan.  If any stock award shall for any reason expire or otherwise terminates, in whole or in part, without having been exercised in full (or vested in the case of restricted stock), the stock not acquired under such stock award shall revert to and again become available for issuance under the Plan.  If any Common Stock acquired pursuant to the exercise of an option shall for any reason be repurchased by the Company under an unvested share repurchase option provided under the Plan, the stock repurchased by the Company under such repurchase option shall not revert to and again become available for issuance under the Plan.

          Administration of the Plan.  The Board of Directors has the authority to administer the Plan or may delegate administration of the Plan to a Committee or Committees of one or more members of the Board of Directors.  If administration is delegated to a Committee, the Committee shall have all administrative powers conferred upon the Board of Directors, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board of Directors.  The Board of Directors may abolish the Committee at any time and revest the administration of the Plan in the Board of Directors.

          In the discretion of the Board of Directors, a Committee may consist solely of two or more “outside directors”, in accordance with Section 162(m) of the Code, and/or solely of two or more “non-employee directors”, in accordance with Rule 16b-3.  Within the scope of such authority, the Board of Directors or the Committee may (i) delegate to a committee of one or more members of the Board of Directors who are not outside directors under the Securities Exchange Act of 1934, the authority to grant stock awards to eligible persons who are either (1) not then covered employees and are not expected to be covered employees at the time of recognition of income resulting from such stock award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board of Directors who are not non-employee directors the authority to grant stock awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

          Change in Control.  The Plan provides that in the event of a merger with or into another corporation or other entity, then the surviving corporation or acquiring corporation shall assume any stock awards outstanding under the Plan or shall substitute similar stock awards for those outstanding under the Plan.  If the surviving corporation or acquiring corporation in an change of control refuses to assume such stock awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to stock awards which are (i) held by participants whose continuous service has not terminated prior to such event, and (ii) would otherwise vest and become exercisable within one (1) year of the closing of such acquisition, the vesting of such stock award shall be accelerated and made fully exercisable at least thirty (30) days prior to the closing of such acquisition.  Any stock award not exercised prior to the closing of an acquisition involving a change in control of the Company shall be terminated.

          Amendment to the Plan and Awards.  The Board of Directors at any time, and from time to time, may amend the Plan.  However, except as provided in Section 11 of the Plan relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any securities exchange listing requirements.

          Termination and Suspension of the Plan.  The Board of Directors may suspend or terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board of Directors or approved by the stockholders of the Company, whichever is earlier.  No stock awards may be granted under the Plan while the Plan is suspended or after it is terminated.

TYPES OF AWARDS

          Stock Options.  A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time.  The Committee will determine the exercise price of options granted under the Plan, but with respect to non-statutory stock options intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code and incentive stock options, the exercise price must be at least equal to the fair market value of our common stock on the date of grant.  Notwithstanding the foregoing, an incentive stock option may be granted with an exercise price lower than that set forth in the preceding sentence if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Sections 424(a) of the Code.  In addition, the exercise price for any incentive stock option granted to any employee owning more than 10% of our common stock may not be less than 110% of the fair market value of our common stock on the date of grant.

          The exercise price of each non-statutory stock option granted under the plan shall not be less than 100% of the fair market value of the stock subject to the option on the date the option is granted.  Notwithstanding the foregoing, a non-statutory stock option may be granted with an exercise price lower than that set forth in the preceding sentence if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provision of Section 424(a) of the Code.  Additional terms including term, consideration vesting and early exercise shall be determined by the Board of Directors at the time of grant.

          Stock Bonus Awards other than Options.  The Committee will also have the authority to grant stock bonus awards pursuant to the terms of stock bonus agreement.  Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate.  The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS

          The following is general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards granted under the Plan.  The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances.  Tax consequences for any particular individual may be different.

          Incentive Stock Options.  For federal income tax purposes, the holder of an incentive stock option receives no taxable income at the time of the grant or exercise of the incentive stock option. If such person retains the Common Stock for a period of at least two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the Common Stock will be taxed as a long-term capital gain.  A participant who disposes of shares acquired by exercise of an incentive stock option prior to the expiration of two years after the option is granted or one year after the option is exercised will realize ordinary income as of the exercise date equal to the difference between the exercise price and fair market value of the share on the exercise date.  Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.  The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the holder’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year.

          Non-statutory Stock Options.  A participant who receives a non-statutory stock option with an exercise price equal to the fair market value of the stock on the grant date generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the option equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise.  Any additional gain or loss recognized upon any later disposition of shares would be capital gain or loss.  Any taxable income recognized in connection with an option exercise by an employee or former employee of the company is subject to tax withholding by us.

          Stock Awards.  Stock awards will generally be taxed in the same manner as non-statutory stock options.  However, a restricted stock award is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services to us.  As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time of award.  Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier.  The participant’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

          The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty (30) days of the award) an election pursuant to Section 83(b) of the Code.  In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date.  The ordinary income recognized by an employee or former employee will be subject to tax withholding by us.  If the stock award consists of stock units, no taxable income is reportable when stock units are granted to a participant or upon vesting.  Upon settlement, the participant will recognize ordinary income in an amount equal to the value of the payment received pursuant to the stock units.

          Tax Effect for Our Company.  Unless limited by Section 162(m) of the Code, we generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of a stock option).

          Section 162(m) Limits.  Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to each of our five most highly paid executive officers.  Certain performance-based compensation approved by stockholders is not subject to the deduction limit.  The Plan is qualified such that awards under the Plan may constitute performance-based compensation not subject to Section 162(m) of the Code.  One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan.  Accordingly, the Plan provides that no employee may be granted more than 100,000 shares in any calendar year.

          The Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

          Our Board of Directors recommends a vote “FOR” Proposal 2, Approval of the Nitches, Inc. 2006 Equity Incentive Plan.

Compensation Committee

          The Compensation Committee is responsible for setting base compensation, awarding bonuses and setting the number and terms of options for the Company’s executive officers and approval of the number and terms of options for all other employees.  The Committee establishes base salaries for executive officers at levels that it believes are sufficient to attract and retain such executives.  The Committee may use independent survey reports for comparable companies to assist in establishing the base salaries.  None of the current Committee members are employees of the Company.  The Committee did not meet during fiscal year 2005.

          Compensation Committee Interlocks and Insider Participation.  The Committee consisted of Mr. Price and Mr. Sholtis. Neither Mr. Price nor Mr. Sholtis is an officer or employee of the Company.

EXECUTIVE OFFICER COMPENSATION AND OTHER INFORMATION

          The following table shows the compensation provided to the Chief Executive Officer and each of the other most highly-compensated executive officers who served as such at the end of fiscal 2005 and whose annual compensation exceeds $100,000:

				Long Term Compensation

	Annual Compensation			Awards		Payouts

Name/Title Year	Salary $	Bonus $	Other Annual Comp. $	Restricted Stock Awards $	Securities Underlying Options/ SARs #	LTIP Payouts $	All Other Comp.

Steven P. Wyandt CEO & CFO
2005	250,000	—	—	—	—	—	—
2004	250,000	—	—	—	—	—	—
2003	250,000	—	—	—	—	—	—
Paul M. Wyandt President & COO
2005	160,000	—	—	—	—	—	—
2004	160,000	—	—	—	—	—	—
2003	160,000	—	—	—	—	—	—

There were no stock options outstanding or granted during fiscal year 2005.

Employment Agreements

          The Company extended an employment agreement with Steven P. Wyandt, effective September 1, 2001 through August 31, 2004.  Pursuant to this agreement, Mr. Wyandt serves as Chief Executive Officer and Chief Financial Officer of the Company.  The agreement provides for a base annual salary of $250,000, or a higher amount as the Board of Directors may approve.  In addition, Mr. Wyandt may receive a bonus at the discretion of the Board of Directors. No bonus was paid to Mr. Wyandt during fiscal 2003, 2004, or 2005.  The agreement continues on a month-to-month basis after August 31, 2004.

          The Company entered into an employment agreement with Paul M. Wyandt, effective September 1, 2001 through August 31, 2004.  Pursuant to this agreement, Mr. Wyandt serves as President and Chief Operating Officer of the Company.  The agreement provides for a base annual salary of $160,000, or a higher amount as the Board of Directors may approve.  In addition, Mr. Wyandt may receive a bonus at the discretion of the Board of Directors. No bonus was paid to Mr. Wyandt during fiscal 2003, 2004, or 2005.  The agreement continues on a month-to-month basis after August 31, 2004.

          This report is submitted by the members of the Compensation Committee:  Eugene B. Price II and Michael D. Sholtis.

AUDIT COMMITTEE REPORT

          The Audit Committee of the Company’s Board of Directors is composed of three non-employee, independent directors (as defined by NASD). The responsibilities of the Audit Committee are set forth in the Audit Committee Charter adopted by the Board of Directors and included as Appendix A to this Proxy Statement. The Committee met eleven (11) times during the fiscal year.

          The Audit Committee, as one of its responsibilities, provides oversight of the Company’s financial reporting. The management of the Company is responsible for the preparation and integrity of the financial reporting and the related systems of internal controls. The independent auditors are responsible for performing review of the quarterly financial reports and audit of the fiscal year end financial statements in accordance with generally accepted auditing standards. The Committee selects and appoints the Company’s independent auditors.

          The Audit Committee selected Berenson LLP to serve as the Company’s registered independent auditor for the fiscal year ending August 31, 2005. As a result, the Company terminated its audit relationship with Moss Adams LLP. The Company filed a report on Form 8-K with the Securities and Exchange Commission on August 25, 2005 announcing this change and reported that during the two fiscal years ended August 31, 2003 and August 31, 2004, and the most recent quarterly review period ended May 31, 2005, the company had no reportable disagreement with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and that the audit reports and quarterly reviews of Moss Adams on the financial statements of the company for the fiscal years contained no adverse opinion or disclaimer of opinion.

          T. Jefferson Straub, Chairman of the Audit Committee, commented, “Moss Adams is an outstanding firm that has provided Nitches with timely and professional service for many years. As Nitches prepares for complying with the new internal controls audit requirements under the Sarbanes-Oxley Act, we needed to be particularly sensitive to the company’s professional fee expenses. In light of the increased audit work that will be required under the Sarbanes-Oxley Act, the Audit Committee interviewed a number of firms, focusing on the proposed fees in addition to the capability of the audit team.” Section 404 of the Sarbanes-Oxley Act of 2002 requires a public company to include with its audited financial statements the attestation of its independent auditors to a report on the company’s internal controls over financial reporting. This additional requirement is expected substantially to increase the work required of the independent auditor. The Company will be subject to this requirement as of the end of its fiscal year ending August 31, 2007, although preparation to comply with this requirement must commence well in advance of that date and the company has already initiated several phases of this project.The Committee has reviewed and discussed with management and the auditors the Company’s audited financial statements for the fiscal year ending August 31, 2005. Management has confirmed that the financial statements have been prepared with integrity, objectivity, and in conformity with generally accepted accounting principles. The Committee has discussed with Berenson LLP the matters as required by Statement on Auditing Standard No. 61. This statement requires our independent auditors to provide us with additional information regarding the scope and results of their audit of the fiscal year end financial statements with respect to their responsibility under generally accepted auditing standards, significant accounting principles, management judgements and estimates, any significant audit adjustments, any disagreements with management, and any difficulties encountered in performing the audit.

          Based on the review and discussions described above regarding the audited financial statements for fiscal year 2005, the Committee has recommended to the Board of Directors that these financial statements be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission and mailing to the Shareholders of the Company.

          The Committee has received from Berenson LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 with respect to any relationships between them and the Company that in their judgement may reasonably be thought to bear on independence. The Committee has concluded that since there were no other services other than audit, that their independence is maintained. Berenson LLP has discussed their independence with us and has confirmed in such letter that it is independent of the Company within the meaning of the federal securities laws.

          The Audit Committee appointed Berenson LLP to serve as the independent auditors for fiscal year 2006.

          This report is submitted by the members of the Audit Committee:  T. Jefferson Straub, Eugene B. Price II, and Michael D. Sholtis. Mr. Straub has been designated by the Board of Directors as the Audit Committee Financial Expert.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Annual Audit and Quarterly Review Fees

          The total fees billed for professional services rendered by Berenson LLP for the audit of our annual financial statements for fiscal 2005 were $57,525. The total fees billed for professional services rendered by Moss Adams LLP for the audit of our annual financial statements for fiscal 2005 were $11,120. The total fees billed for professional services rendered by Moss Adams LLP for the audit of our annual financial statements for fiscal 2004 and the review of our financial statements included in our Forms 10-Q for fiscal 2005 were $104,271.

Annual Audit and Review Related Fees

          Related fees include billings for assurance and related services that are reasonably related to the performance of the annual audit or review of the Company’s financial statements, but are not reported as Audit and Review Fees. The aggregate fees billed for audit related services during fiscal 2005 and fiscal 2004 by Moss Adams LLP were $46,267 and $19,573, respectively. These services consisted of the review of controls and procedures.

Tax Fees

          The aggregate fees billed by Moss Adams for tax services, including tax planning and preparation, during fiscal 2005 and fiscal 2004 were $25,657 and $30,835, respectively.

All Other Fees

          The Company did not engage Berenson LLP or Moss Adams LLP on any other matters not otherwise included in the above categories in either fiscal 2005 or 2004.

Audit Committee Pre-Approval Policy

          The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services include audit and audit-related services, tax services, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

          The Corporate Governance and Nominating Committee of the Company was formed in January 2004. The Committee charter can be found as APPENDIX B of this Proxy.  The Committee consists of three independent directors, Eugene B. Price II, Michael D. Sholtis, and T. Jefferson Straub.  The Committee met once in fiscal 2005.

          The Committee’s policy is that it will consider recommendations of the security holders received by the Corporate Secretary by October 31 of each year. Recommendations of candidates who have at least 10 years of management and apparel or retail industry experience with a company with sales of at least 75% of that of the Corporation, or who could bring appropriate diversity to the Board, or who possess other relevant qualifications (for example finance and accounting, marketing) would be preferred. If a vacancy in the Board occurs, the Committee will consult with all Board members to identify candidates known to them or whom they would recommend be considered and would review any security holder recommendations on file. It would screen and then personally interview appropriate candidates and have those candidates meet with some additional Board members, certain members of management and the Chairman of the Board. The Committee would evaluate responses and recommend to the full Board the name of any candidate it felt should become a management and Board nominee for election or appointment.

          The Board consists of five directors, three of whom are independent. The Committee has not received or considered shareholder proposals for nomination as directors and has not received an unsolicited proposal regarding a candidate who might possess appropriate background and experience.

          This report is submitted by the members of the Corporate Governance and Nominating Committee: Eugene B. Price II, Michael D. Sholtis, and T. Jefferson Straub.

PERFORMANCE GRAPH

          The following graph compares the performance of the Company for the period September 1, 2000 through January 31, 2006 with the performance of the NASDAQ market index and the average performance of companies comprising the Dow Jones Industry Group CLO – Apparel, Clothing, which for this year numbered 68 companies, and which is published by the Dow Jones Corporation.  The index reflects reinvested dividends and is weighted by the sum of the closing price times the shares outstanding divided by the total shares outstanding for the group.

Principal Shareholders and Management Shareholdings

          The following table sets forth, as of February 10, 2006, certain information with respect to the beneficial ownership of Common Stock by (a) each person known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, (b) any of the Company’s directors and (c) all directors and officers as a group.  Except as noted below, to the best of the Company’s knowledge, each of such persons has sole voting and investment power with respect to the shares beneficially owned.

Name and Address of Beneficial Owner (1)(2)	Number of Shares	Percent of Class Outstanding

Steven P. Wyandt (3)	1,298,349	32.0%
Eugene B. Price II	69,417	1.7%
All directors and current officers as a group (5 persons)	1,367,766	33.7%
Haresh T. Tharani 1400 Broadway, 33rd Floor New York, NY 10018	450,000	11.1%

(1) Except as otherwise indicated, the address of each beneficial owner is c/o Nitches, Inc., 10280 Camino Santa Fe, San Diego, CA 92121.
(2) Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock listed.
(3) A portion of the shares of Steven P. Wyandt are owned indirectly in Trusts, the terms of which establish sole voting power in Mr. Wyandt.
(4) Includes 300,000 restricted shares (adjusted for the 200% stock dividend of January 3, 2006) Mr. Tharani received as a result of the Company’s acquisition of Designer Intimates, Inc.

OTHER ITEMS

PROPOSALS OF SHAREHOLDERS

          For proposals of shareholders to be included at the 2006 annual meeting of shareholders, anticipated to be held in February 2007, such proposals must be received by the Company not later than October 31, 2006.  The acceptance of such proposals is subject to Securities and Exchange Commission guidelines.

VOTING

          Each shareholder of record is entitled to one vote for each share held on all matters to come before the meeting, except that shareholders may have cumulative voting rights with respect to the election of Directors.  All proxies that are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on.  An abstention from voting or a broker non-vote is not counted in the voting process under California law.

          Cumulative Voting.  The proxy process does not permit shareholders to cumulate votes.  No shareholder can cumulate votes unless the candidate or candidates’ names for which such votes are to be cast have been placed in nomination prior to voting and a shareholder has given notice of the shareholder’s intention to cumulate the shareholder’s votes at the meeting and prior to the voting.  If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.  Management does not, at this time, intend to give notice of cumulative voting or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given in proper format at the meeting, in which instance management intends to cumulatively vote all of the proxies held by it in favor of the nominees for office as set forth herein.  In the event cumulative voting is used, each shareholder may cast a number of votes equal to the number of directors to be elected multiplied by the number of votes that the shareholder’s shares would otherwise entitle the shareholder.  The shareholder may cast these votes for one nominee or distribute these votes among as many candidates as the shareholder wishes.  The candidates receiving the highest number of votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected.

          Proxies.  The shares represented by proxies that are returned properly signed will be voted in accordance with the shareholders’ directions.  If the proxy card is signed and returned without direction as to how they are to be voted, the shares will be voted as recommended by the Board of Directors.  Shareholders may revoke any proxy before it is voted by attendance at the meeting and voting in person, by executing a new proxy with a later date or by giving written notice of revocation to the Secretary of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of the Company’s Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company’s Common Stock.  Upon filing any such report with the Commission, the filing person must furnish the Company with a copy of such report.  To the Company’s knowledge, based solely upon a review of the copies of such reports furnished to the Company and representations that no other reports were required, all reports required by Section 16(a) of the Securities Exchange Act of 1934 during fiscal year 2005 were filed on a timely basis.

          The Company, on written request of any person being solicited by this proxy statement, shall provide, without charge to such person, a copy of the Company’s Annual Report on Form 10-K (including the financial statements and schedules thereto), required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company’s most recent fiscal year.  Written requests should be directed to:

Nitches, Inc.
10280 Camino Santa Fe
San Diego, California 92121
Attention:  Steven P. Wyandt

By Order of the Board of Directors

/s/ Steven P. Wyandt

Steven P. Wyandt, Chairman

San Diego, California
February 10, 2006

APPENDIX A

NITCHES, INC.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I.	PURPOSE

          The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation’s auditing, accounting and financial reporting processes generally.  Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation’s policies, procedures and practices at all levels.  The Audit Committee’s primary duties and responsibilities are to:

•	Select and appoint the Corporation’s independent accountants and approve all non-audit related services that they may perform.

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.

•	Review and appraise the audit efforts of the Corporation’s independent accountants.

•	Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

•	Retain legal, accounting, and other experts as necessary.

II.	COMPOSITION

          The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.  All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.   The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified.  Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.	MEETINGS

          The Committee shall hold such regular meetings in executive session as may be necessary and such special meetings as may be called by the Chair of the Committee or at the request of the independent accountants.   The Committee will meet quarterly to approve the 10Q and 10K reports of the Company prior to their filing with the SEC. The Committee will meet at least annually with management and the independent accountants.

IV.	RESPONSIBILITIES AND DUTIES

          To fulfill its responsibilities and duties the Audit Committee shall:

1.

Review the organization’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

2.	Review with financial management the 10-Q prior to its filing or prior to the release of earnings. One member of Committee may represent the entire Committee for purposes of this review.

3.	Review and update this Charter on an annual schedule or sooner if conditions dictate.

4.

Select and appoint the independent accountants (outside auditors), considering independence and effectiveness.  On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants’ independence.

5.	Review the performance of the independent accountants and terminate the independent accountants when circumstances warrant.

6.	Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization’s financial statements.

7.	In consultation with the independent accountants, review the integrity of the organization’s financial reporting processes.

8.	Consider the independent accountants’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

9.	Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent accountants or management.

10.

Establish reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

11.

Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

12.	Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

13.	Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

14.	Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

15.

Review management’s monitoring of the Corporation’s compliance with the organization’s Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

16.	Review and approve all related party transactions.

17.	Review, with the organization’s counsel, legal compliance matters including corporate securities trading policies.

18.	Review, with the organization’s counsel, any legal matter that could have a significant impact on the organization’s financial statements.

19.

Maintain a program of continuing education in corporate governance and compliance to ensure that all members of the Committee have the necessary qualifications to serve in the constantly changing regulatory environment in which the Corporation operates.

20.	Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

APPENDIX B

NITCHES, INC.
CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER
(Approved January, 2004)

I. STATEMENT OF POLICY

          This Charter specifies the scope of the responsibilities of the Corporate Governance and Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of NITCHES, Inc. (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

          The primary responsibilities of the Committee are to (i) identify individuals qualified to become Board members; (ii) if necessary, select, or recommend to the Board, new director nominees, for any election of directors; (iii) develop and recommend to the Board criteria for selecting qualified director candidates; (iv) consider committee member qualifications, appointment and removal; (v) recommend corporate governance principles, codes of conduct and compliance mechanisms applicable to the Company, and (vi) provide oversight in the evaluation of the Board and each committee.

II. ORGANIZATION AND MEMBERSHIP REQUIREMENTS

          The Committee shall be comprised of three or more directors, each of whom shall satisfy the independence requirements established by the rules of The NASDAQ Stock Market (“NASDAQ”) and the Securities and Exchange Commission (the “SEC”); provided that one director who does not meet the NASDAQ independence criteria may serve on the Committee pursuant to the “exceptional and limited circumstances” exception as provided under the rules of NASDAQ. The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be removed or replaced by the Board. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership. The Committee may, from time to time, delegate duties or responsibilities to subcommittees or to one member of the Committee. A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee.

          The Committee shall have the authority to obtain advice or assistance from consultants, legal counsel, accounting or other advisors as appropriate to perform its duties hereunder, and to determine the terms, costs and fees for such engagements. Without limitation, the Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates and to determine and approve the terms, costs and fees for such engagements. The fees and costs of any consultant or advisor engaged by the Committee to assist the Committee in performing its duties hereunder shall be borne by the Company.

III. MEETINGS

          The Committee shall meet as often as it deems necessary to fulfill its responsibilities hereunder, but not less frequently than once each year, and may meet with management or individual directors at any time it deems appropriate to discuss any matters before the Committee. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

IV. COMMITTEE AUTHORITY AND RESPONSIBILITY

To fulfill its responsibilities and duties hereunder, the Committee shall:

A. Nominating Functions

1. Evaluate and select, or recommend to the Board, director nominees for each election of directors.

2. Determine criteria for selecting new directors, including desired board skills and attributes, and identify and actively seek individuals qualified to become directors.

3. Consider any nominations of director candidates validly made by stockholders. The Committee’s policy is that it will consider recommendations of the stockholders, which are received by the Corporate Secretary by October 31 of each year. Recommendations of candidates who have at least 10 years of management and apparel or retail industry experience with a company with sales of at least 75% of that of the Corporation, or who could bring appropriate diversity to the Board, or who possess other relevant qualifications (for example finance and accounting, marketing) would be preferred.

4. Review from time to time the Board’s committee structure and review and make recommendations to the Board concerning qualifications, appointment and removal of committee members.

B. Corporate Governance Functions

1. Develop, recommend for Board approval, and review on an ongoing basis the adequacy of,

corporate governance principles applicable to the Company. Such principles may include, among other matters, director qualification standards, director responsibilities, committee responsibilities, director access to management and independent advisors, director orientation and continuing education, management succession and annual performance evaluation of the Board and committees.

2. Consult with the Audit Committee regarding establishment of procedures for receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

3. In consultation with the Audit Committee, consider and present to the Board for adoption a Code of Business Conduct and Ethics (“Code of Conduct”) applicable to all employees and directors which meets the criteria of NASDAQ and the SEC, and provide for a review and prompt disclosure to the public of any change in, or waiver of, such Code of Conduct. Review such Code of Conduct periodically and recommend such changes to such Code of Conduct as the Committee shall deem appropriate, and adopt procedures for monitoring and enforcing compliance with such Code of Conduct.

4. As requested by the Board, review and investigate conduct alleged by the Board to be in violation of the Company’s Code of Conduct, and adopt as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct.

5. Monitor the independence of the Board to meet the objective that a majority of the Board continues to be independent. Review any potential conflict of interest between a director and the Company.

6. Review, at least annually, the Company’s compliance with NASDAQ corporate governance listing requirements, and report to the Board regarding the same.

7. Assist the Board in developing criteria for the evaluation of Board and committee performance.

8. If requested by the Board, assist the Board in its evaluation of the performance of the Board and each committee of the Board.

9. Review and recommend to the Board changes to the Company’s bylaws as needed.

10. Review and approve orientation materials for new directors and policy regarding continuing education for Board members.

11. Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

12. Regularly report to the Board regarding the foregoing.

13. Periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

APPENDIX C

NITCHES, INC.

2006 EQUITY INCENTIVE PLAN

ADOPTED FEBRUARY 2, 2006
APPROVED BY SHAREHOLDERS __________, 2006
TERMINATION DATE: __________, 2015

          ARTICLE I. PURPOSES.

                    (a)          ELIGIBLE STOCK AWARD RECIPIENTS. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

                    (b)          AVAILABLE STOCK AWARDS. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

                    (c)          GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

          ARTICLE II. DEFINITIONS.

                    (a)          “AFFILIATE” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

                    (b)          “BOARD” means the Board of Directors of the Company.

                    (c)          “CODE” means the Internal Revenue Code of 1986, as amended.

                    (d)          “COMMITTEE” means a Committee appointed by the Board in accordance with subsection 3(c).

                    (e)          “COMMON STOCK” means the common stock of the Company.

                    (f)          “COMPANY” means Nitches, Inc., a California corporation.

                    (g)          “CONSULTANT” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate.  However, the term “Consultant” shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director’s fee by the Company for their services as Directors.

                    (h)          “CONTINUOUS SERVICE” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

                    (i)          “COVERED EMPLOYEE” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

                    (j)          “DIRECTOR” means a member of the Board of Directors of the Company.

                    (k)          “DISABILITY” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

                    (l)          “EMPLOYEE” means any person employed by the Company or an Affiliate.  Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

                    (m)          “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

                    (n)          “FAIR MARKET VALUE” means, as of any date, the value of the Common Stock determined as follows:

                                   (i)          If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq Small Cap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable.

                                   (ii)         In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

                                   (iii)        Prior to the Listing Date, the value of the Common Stock shall be determined in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

                    (o)          “INCENTIVE STOCK OPTION” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                    (p)          “LISTING DATE” means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an inter-dealer quotation system if such securities exchange or inter-dealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

                    (q)          “NON-EMPLOYEE DIRECTOR” means a Director of the Company who either

                                     (i)          is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or

                                     (ii)         is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

                    (r)          “NONSTATUTORY STOCK OPTION” means an Option not intended to qualify as an Incentive Stock Option.

                    (s)          “OFFICER” means (i) before the Listing Date, any person designated by the Company as an officer and (ii) on and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                    (t)          “OPTION” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

                    (u)          “OPTION AGREEMENT” means a written agreement between the Company and an Option holder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

                    (v)          “OPTIONHOLDER” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

                    (w)         “OUTSIDE DIRECTOR” means a Director of the Company who either

                                   (i)          is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or

                                   (ii)         is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

                    (x)          “PARTICIPANT” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

                    (y)          “PLAN” means this Nitches, Inc.. 2006 Equity Incentive Plan.

                    (z)          “RULE 16B-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

                    (aa)         “SECURITIES ACT” means the Securities Act of 1933, as amended.

                    (bb)        “STOCK AWARD” means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

                    (cc)         “STOCK AWARD AGREEMENT” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

                    (dd)        “TEN PERCENT SHAREHOLDER” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

          ARTICLE III. ADMINISTRATION.

                    (a)          ADMINISTRATION BY BOARD. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

                    (b)          POWERS OF BOARD. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                                   (i)          To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

                                   (ii)         To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                                   (iii)        To amend the Plan or a Stock Award as provided in Section 12.

                                   (iv)        Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

                    (c)          DELEGATION TO COMMITTEE.

                                   (i)          GENERAL. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

                                   (ii)         COMMITTEE COMPOSITION WHEN COMMON STOCK IS PUBLICLY TRADED.  At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (1) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or) (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

          ARTICLE IV. SHARES SUBJECT TO THE PLAN.

                    (a)          SHARE RESERVE. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 600,000 shares of Common Stock.

                    (b)          REVERSION OF SHARES TO THE SHARE RESERVE. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full (or vested in the case of Restricted Stock), the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. If any Common Stock acquired pursuant to the exercise of an Option shall for any reason be repurchased by the Company under an unvested share repurchase option provided under the Plan, the stock repurchased by the Company under such repurchase option shall not revert to and again become available for issuance under the Plan.

                    (c)          SOURCE OF SHARES. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

          ARTICLE V. ELIGIBILITY.

                    (a)          ELIGIBILITY FOR SPECIFIC STOCK AWARDS. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

                    (b)          TEN PERCENT SHAREHOLDERS. No Ten Percent Shareholder shall be eligible for the grant of an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

          Prior to the Listing Date, no Ten Percent Shareholder shall be eligible for the grant of a Nonstatutory Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant.

          Prior to the Listing Date, no Ten Percent Shareholder shall be eligible for a restricted stock award unless the purchase price of the restricted stock is at least one hundred percent (100%) of the Fair Market Value of the Common Stock at the date of grant.

                    (c)          SECTION 162(m) LIMITATION. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, no employee shall be eligible to be granted Options covering more than 100,000 shares of the Common Stock during any calendar year. This subsection 5(c) shall not apply prior to the Listing Date and, following the Listing Date, this subsection 5(c) shall not apply until

                                   (i)          the earliest of: (1) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 4); (2) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (3) the expiration of the Plan; or (4) the first meeting of shareholders at which Directors of the Company are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or

                                   (ii)         such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

          ARTICLE VI. OPTION PROVISIONS.

          Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

                    (a)          TERM. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

                    (b)          EXERCISE PRICE OF AN INCENTIVE STOCK OPTION. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

                    (c)          EXERCISE PRICE OF A NONSTATUTORY STOCK OPTION.  Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Nonstatutory Stock Option granted prior to the Listing Date shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.  The exercise price of each Nonstatutory Stock Option granted on or after the Listing Date shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

                    (d)          CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) by (1) delivery to the Company of other Common Stock, (2) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock) with the Participant or (3) in any other form of legal consideration that may be acceptable to the Board; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

          In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

                    (e)          TRANSFERABILITY OF AN INCENTIVE STOCK OPTION. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.  Notwithstanding the foregoing provisions of this subsection 6(e), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

                    (f)          TRANSFERABILITY OF A NONSTATUTORY STOCK OPTION.  A Nonstatutory Stock Option granted prior to the Listing Date shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.  A Nonstatutory Stock Option granted on or after the Listing Date shall be transferable to the extent provided in the Option Agreement.  If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing provisions of this subsection 6(f), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

                    (g)          VESTING GENERALLY. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments which may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

                    (h)          MINIMUM VESTING PRIOR TO THE LISTING DATE. Notwithstanding the foregoing subsection 6(g), Options granted prior to the Listing Date shall provide for vesting of the total number of shares at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option was granted, subject to reasonable conditions such as continued employment. However, in the case of such Options granted to Officers, Directors or Consultants, the Option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company; for example, the vesting provision of the Option may provide for vesting of less than twenty percent (20%) per year of the total number of shares subject to the Option.

                    (i)          TERMINATION OF CONTINUOUS SERVICE. In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than thirty (30) days, unless such termination is for cause), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

                    (j)          EXTENSION OF TERMINATION DATE. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

                    (k)          DISABILITY OF OPTIONHOLDER. In the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of

                                   (i)          the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than six (6) months) or

                                   (ii)         the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

                    (l)          DEATH OF OPTIONHOLDER.  In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than six (6) months) or (2) the expiration of the term of such Option as set forth in the Option Agreement.  If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

          ARTICLE VII. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

                    (a)          STOCK BONUS AWARDS. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

                                   (i)          CONSIDERATION. A stock bonus shall be awarded in consideration for past services actually rendered to the Company for its benefit.

                                   (ii)         VESTING.  Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

                                   (iii)        TERMINATION OF PARTICIPANT’S CONTINUOUS SERVICE.  Subject to the “Repurchase Limitation” in subsection 10(h), in the event a Participant’s Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

                                   (iv)        TRANSFERABILITY. For a stock bonus award made before the Listing Date, rights to acquire shares under the stock bonus agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.  For a stock bonus award made on or after the Listing Date, rights to acquire shares under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

                    (b)          RESTRICTED STOCK AWARDS.  Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

                                   (i)          PURCHASE PRICE. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement.  For restricted stock awards made prior to the Listing Date, the purchase price shall not be less than one hundred percent (100%) of the stock’s Fair Market Value on the date such award is made or at the time the purchase is consummated. For restricted stock awards made on or after the Listing Date, the purchase price shall not be less than one hundred percent (100%) of the stock’s Fair Market Value on the date such award is made or at the time the purchase is consummated.

                                   (ii)         CONSIDERATION. The purchase price of stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

                                   (iii)        VESTING. Subject to the “Repurchase Limitation” in subsection 10(h), shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

                                   (iv)        TERMINATION OF PARTICIPANT’S CONTINUOUS SERVICE. Subject to the “Repurchase Limitation” in subsection 10(h), in the event a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

                                   (v)         TRANSFERABILITY. For a restricted stock award made before the Listing Date, rights to acquire shares under the restricted stock purchase agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.  For a restricted stock award made on or after the Listing Date, rights to acquire shares under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

          ARTICLE VIII. COVENANTS OF THE COMPANY.

                    (a)          AVAILABILITY OF SHARES.  During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

                    (b)          SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

          ARTICLE IX. USE OF PROCEEDS FROM STOCK.  Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

          ARTICLE X. MISCELLANEOUS.

                    (a)          ACCELERATION OF EXERCISABILITY AND VESTING.  The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

                    (b)          SHAREHOLDER RIGHTS.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

                    (c)          NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant or other holder of Stock Awards any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

                    (d)          INCENTIVE STOCK OPTION $100,000 LIMITATION.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

                    (e)          INVESTMENT ASSURANCES. The Company may require a Participant, as a condition of exercising or acquiring stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring the stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the stock.  The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

                    (f)          WITHHOLDING OBLIGATIONS. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

                    (g)          INFORMATION OBLIGATION. Prior to the Listing Date, to the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Participants at least annually. This subsection 10(g) shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

                    (h)          REPURCHASE LIMITATION. The terms of any repurchase option shall be specified in the Stock Award and may be either at Fair Market Value at the time of repurchase or at not less than the original purchase price. To the extent required by Section 260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations, any repurchase option contained in a Stock Award granted prior to the Listing Date to a person who is not an Officer, Director or Consultant shall be upon the terms described below:

                                   (i)          FAIR MARKET VALUE. If the repurchase option gives the Company the right to repurchase the shares upon termination of employment at not less than the Fair Market Value of the shares to be purchased on the date of termination of Continuous Service, then (i) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of Continuous Service (or in the case of shares issued upon exercise of Stock Awards after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding “qualified small business stock”) and (ii) the right terminates when the shares become publicly traded.

                                   (ii)         ORIGINAL PURCHASE PRICE. If the repurchase option gives the Company the right to repurchase the shares upon termination of Continuous Service at the original purchase price, then (i) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares per year over five (5) years from the date the Stock Award is granted (without respect to the date the Stock Award was exercised or became exercisable) and (ii) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of Continuous Service (or in the case of shares issued upon exercise of Options after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding “qualified small business stock”).

          ARTICLE XI. ADJUSTMENTS UPON CHANGES IN STOCK.

                    (a)          CAPITALIZATION ADJUSTMENTS.  If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Stock Awards. The Board, the determination of which shall be final, binding and conclusive, shall make such adjustments.  (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

                    (b)          DISSOLUTION OR LIQUIDATION. In the event of a dissolution or liquidation of the Company other than in an Acquisition (as defined below), then such Stock Awards shall be terminated if not exercised (if applicable) prior to such event, unless such outstanding Stock Awards are assumed by a subsequent purchaser.

                    (c)          CHANGE IN CONTROL.

                                   (i)          For the purposes of this Section 11, “Acquisition” shall mean (1) any consolidation or merger of the Company with or into any other corporation or other entity or person in which the shareholders of the Company prior to such consolidation or merger own less than fifty percent (50%) of the Company’s voting power immediately after such consolidation or merger, excluding any consolidation or merger effected exclusively to change the domicile of the Company; or (2) a sale of all or substantially all of the assets of the Company.

                                   (ii)         In the event the Company undergoes an Acquisition then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan.

                                   (iii)        In the event any surviving corporation or acquiring corporation in an Acquisition refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to (1) Stock Awards which (i) are held by Participants whose Continuous Service has not terminated prior to such event, and (ii) would otherwise vest and become exercisable within one (1) year of the closing of the Acquisition, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated and made fully exercisable at least thirty (30) days prior to the closing of the Acquisition (and the Stock Awards terminated if not exercised prior to the closing of such  Acquisition), and (2) any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised prior to the closing of the Acquisition..

                                   (iv)        In the event the Company undergoes an Acquisition and the surviving corporation or acquiring corporation does assume such Stock Awards (or substitutes similar stock awards for those outstanding under the Plan), then, with respect to each Stock Award held by persons then performing services as Employees or Directors, the vesting of each such Stock Award (and, if applicable, the time during which such Stock Award may be exercised) shall be accelerated and such Stock Award shall become fully vested and exercisable, if any of the following events occurs within one (1) month before or eighteen (18) months after the effective date of the Acquisition: (1) the service to the Company or an Affiliate of the Employee or Director holding such Stock Award is terminated without Cause (as defined below); (2) the Employee holding such Stock Award terminates his or her service to the Company or an Affiliate due to the fact that the principal place of the performance of the responsibilities and duties of the Employee is changed to a location more than fifty (50) miles from such Employee’s existing work location without the Employee’s express consent (not applicable to Directors); or (3) the Employee holding such Stock Award terminates his or her service to the Company or Affiliate due to the fact that there is a material reduction in such Employee’s responsibilities and duties without the Employee’s express consent (not applicable to Directors).

                                   (v)         For the purposes of this Section 11(c), “Cause” means an individual’s misconduct, including but not limited to: (1) conviction of any felony or any crime involving moral turpitude or dishonesty, (2) participation in a fraud or act of dishonesty against the Company, (3) conduct that, based upon a good faith and reasonable factual investigation and determination by the Board, demonstrates your gross unfitness to serve, or (4) intentional, material violation of any contract with the Company or any statutory duty to the Company that is not corrected within thirty (30) days after written notice thereof. Physical or mental disability shall not constitute “Cause.”

                                   (vi)         The acceleration of vesting provided for under this Section 11(c) may be limited in certain circumstances as follows:  If any such acceleration (the “Benefit”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code and (ii) but for such acceleration, be subject to the excise tax imposed by Section 4999 of the Code, then such Benefit shall be reduced to the extent necessary so that no portion of the Benefit would be subject to such excise tax, as determined in good faith by the Company; provided, however, that if, in the absence of any such reduction (or after such reduction), such Employee believes that the Benefit or any portion thereof (as reduced, if applicable) would be subject to such excise tax, the Benefit shall be reduced (or further reduced) to the extent determined by such Employee in his or her discretion so that the excise tax would not apply.  If, notwithstanding any such reduction (or in the absence of such reduction), the Internal Revenue Service (“IRS”) determines that such Employee is liable for the excise tax as a result of the Benefit, then such Employee shall be obligated to return to the Company, within thirty (30) days of such determination by the IRS, a portion of the Benefit sufficient such that none of the Benefit retained by such Employee constitutes a “parachute payment” within the meaning of Section 280G of the Code that is subject to the excise tax.

          ARTICLE XII. AMENDMENT OF THE PLAN AND STOCK AWARDS.

                    (a)          AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any NASDAQ or securities exchange listing requirements.

                    (b)          SHAREHOLDER APPROVAL. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

                    (c)          CONTEMPLATED AMENDMENTS.  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

                    (d)          NO IMPAIRMENT OF RIGHTS. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

                    (e)          AMENDMENT OF STOCK AWARDS. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

          ARTICLE XIII. TERMINATION OR SUSPENSION OF THE PLAN.

                    (a)          PLAN TERM. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier.  No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

                    (b)          NO IMPAIRMENT OF RIGHTS. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

          ARTICLE XIV. EFFECTIVE DATE OF PLAN.

          The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

PROXY - NITCHES, INC.
ANNUAL MEETING OF SHAREHOLDERS – March 15, 2006

          The undersigned shareholder(s) of Nitches, Inc. (the “Company”) hereby appoints Steven P. Wyandt the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 10280 Camino Santa Fe, San Diego, California, on March 15, 2006 at 9:30 a.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

Proposal 1.	Election of the following five (5) persons to the Board of Directors of the Company to serve until the 2006 Annual Meeting of Shareholders and until their successors are elected and have qualified:

Steven P. Wyandt	Paul M. Wyandt	Eugene B. Price II

T. Jefferson Straub	Michael D. Sholtis

☐	FOR all nominees listed above (except as marked to the contrary)

☐	WITHHOLD AUTHORITY to vote for all nominees listed above. A shareholder may withhold authority to vote for any nominee by drawing a line through or otherwise striking out the name of such nominee.

If no specification is made, the votes represented by this proxy will be cast FOR the election of the nominees listed above. This proxy vests discretionary authority to cumulate votes for directors.

Proposal 2.	Adoption of the Company’s 2006 Equity Incentive Plan.

FOR ☐ AGAINST ☐ ABSTAIN ☐

In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.  Shareholders who are present at the meeting may withdraw their proxy and vote in person if they so desire.  This proxy is solicited on behalf of the Board of Directors.

Please sign exactly as your name appears on your stock certificates.  When shares are held by joint tenants, both should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Dated: ______________________________, 2006

Signature

Signature if held jointly

Printed Name(s)

I (We) will ☐ will not ☐ attend the Annual Meeting in person.

NO POSTAGE IS REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.